Acquisition of Xcite Interactive, Inc.	12 Months Ended
Dec. 31, 2022
Acquisition of Xcite Interactive, Inc. [abstract]
ACQUISITION OF XCITE INTERACTIVE, INC.
9.	ACQUISITION OF XCITE INTERACTIVE, INC.

A) Summary of the Acquisition

On June 3, 2021, the Company closed its acquisition of all the issued and outstanding common shares of Xcite Interactive Inc. (Xcite) in exchange for common shares of the Company. Pursuant to the terms of the acquisition, the Company acquired all the issued and outstanding Xcite common shares in consideration for the issuance of 0.0234 of a common shares of the Company for each Xcite common share. The Company issued a total of 100,461 common shares with a fair value of $10.7 million, based on the June 3, 2021 closing share price of $101.40. The Company issued an additional 2,917 shares on July 26, 2021, related to the Payment Protection Program (PPP) loan escrow account that was included in the Xcite debt at the time of the acquisition. In addition, $109,360 of cash was awarded to non-accredited investors of Xcite on June 3, 2021, and additional $2,865 on July 26, 2021.

The acquisition was accounted for using the acquisition method pursuant to IFRS 3, “Business Combinations”. Under the acquisition method, assets and liabilities are measured at their estimated fair value on the date of acquisition with the exception of income tax, stock-based compensation, lease liabilities and ROU assets. The total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed.

The following table summarizes the details of the consideration and the recognized amounts of assets acquired and liabilities assumed at the date of the acquisition.

B) Consideration

Common shares	$12,890,029
Cash	112,225
Working capital adjustment	(163,902)
PPP shares	346,031
Total Consideration	$13,184,383

Identifiable Assets Acquired and Liabilities Assumed
Cash	$27,124
Accounts Receivable	37,719
Property, Plant and Equipment	34,496
Intangible Assets	7,140,000
Other Assets	12,409
Accounts Payable and Accrued Liabilities	(524,853)
Other Liabilities	(123,171)
Total Identifiable Assets	$6,603,724
Goodwill	$6,580,659

Goodwill recognized is attributable to the synergies expected to be achieved. Goodwill is not deductible for tax purposes.

C) Impairment of Goodwill and Intangible Assets

The Company conducts an annual impairment analysis in accordance with IAS 36 Impairment of Assets. A number of factors influenced the performance of Xcite Interactive in 2022 and beyond, including reduced revenue projections, the time and cost involved in creating custom games, the departure of key Xcite employees, and the competitive landscape of the fan engagement industry. As a result, the Company engaged a third-party to conduct an impairment analysis as of December 31, 2022.

The analysis determined that the recoverable amount was $4,425,000 resulting in an impairment of $8,254,000. The goodwill balance of $6,580,660 was written down to $0. The additional impairment of $1,673,340 was attributed on a pro-rata basis to the intangible assets related the Xcite acquisition. These assets include customer relationships, tradename, and developed technology.

D) Revenue and Profit Contribution

The acquired business contributed revenues of $988,436 for the year ended December 31, 2022.